UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2010

Item 1. Report to Stockholders

SOURCE CAPITAL, INC.

2010

ANNUAL REPORT

for the year ended December 31

SUMMARY FINANCIAL INFORMATION

	For the year ended December 31,
	2010		2009
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of year	$490,042,573	$50.36	$353,720,341	$34.61
Net realized and unrealized gain on investments	$108,827,915	$12.58	$156,199,522	$18.05
Net investment income	4,162,812	0.48	2,159,299	0.25
Distributions to Preferred shareholders	(4,726,109)	(0.55)	(4,726,109)	(0.55)
Distributions to Common shareholders	(20,772,576)	(2.40)	(17,310,480)	(2.00)
Net changes during year	$87,492,042	$10.11	$136,322,232	$15.75
End of year	$577,534,615	$60.47	$490,042,573	$50.36

Common market price per share	$53.20		$43.04
Common market discount from net asset value	12.0%		14.5%
Preferred asset coverage	1,066%		905%
Preferred liquidation preference per share	$27.50		$27.50
Preferred market price per share	$34.53		$33.13

DESCRIPTION OF THE COMPANY

Source Capital, Inc., is a major diversified, publicly traded investment company with total net assets of approximately $578,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stock.

Source Capital has Common and Preferred shares outstanding, both of which are listed and traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The remainder of the Company's assets and income are available to the 8,655,240 shares of Common Stock outstanding.

Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

Source Capital is not a mutual fund. Thus, the Company does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in such transactions.

Source Capital's investment approach emphasizes primarily equity investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments are directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate is adjusted periodically in response to sustained changes in the net asset value, market conditions, and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. For federal income tax purposes, all distributions in excess of current year earnings will be taxable to shareholders as long as the Company continues to have accumulated earnings and profits from prior years.

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

2010 Investment Portfolio Returns

Total net assets of Source Capital amounted to $577,534,615 at December 31, 2010. After providing for Preferred Stock equity, Common equity amounted to $523,381,285 or $60.47 of net asset value per Common share. This compared with total net assets of $490,042,573, Common equity of $435,889,243, and net asset value per Common share of $50.36 one year ago. These changes reflect payments to Common and Preferred shareholders totaling $25,498,685. As a result, Source Capital recorded a positive total investment return during 2010 of 26.0% on its Common net asset value, reflecting the reinvestment of dividends and distributions.

Distributions to Common Shareholders

Source Capital's distribution policy allows the Board of Directors to consider changes in net asset value when establishing the quarterly distribution rate. But this policy also provides for the flexibility to consider such other factors as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income, but not in excess of cumulative earnings.

The regular quarterly distribution on the Common shares of $0.60 per share was paid on December 15, 2010, to shareholders of record on November 26, 2010.

On February 7, 2011, the Board of Directors voted to raise the distribution rate 25% and declared a regular quarterly distribution of $0.75 a Common share, payable March 15, 2011.

Market Prices and Shareholder Returns

In the long run, the future returns for Source Capital Common shareholders will depend primarily on how well we manage the firm's investment portfolio. The longer the period of time involved, the more important portfolio investment returns will be in determining shareholder returns. However, in the short run, changes in the market price of Source Capital Common shares can deviate from the underlying changes in net asset value causing market returns to be either enhanced or diminished.

We continue to see differences between each year's market returns for Source shareholders (the change in Source's quoted price plus dividends received) and the actual investment returns earned by the Source portfolio. These differences can become more dramatic when the premium or discount fluctuates considerably. An increase in the premium (or decrease in the discount) will, of course, produce a market return greater than that actually earned on the underlying portfolio, while a decrease in the premium (or increase in the discount) will have the opposite effect.

The table below demonstrates this phenomenon over the past ten years.

	Year-End
	Premium/ (Discount)	NAV	Market Price	Market Return	Net Asset Value Return
2010	(12.0)%	$60.47	$53.20	29.2%	26.0%
2009	(14.5)%	$50.36	$43.04	59.2%	53.0%
2008	(18.3)%	$34.61	$28.29	(47.1)%	(42.8)%
2007	(7.2)%	$64.75	$60.08	(5.2)%	6.1%
2006	4.3%	$64.81	$67.59	(1.9)%	4.3%
2005	10.4%	$66.79	$73.75	10.7%	14.9%
2004	13.2%	$63.20	$71.54	27.2%	19.5%
2003	4.9%	$56.62	$59.38	19.0%	45.7%
2002	26.1%	$41.90	$52.85	(5.9)%	(17.1)%
2001	10.1%	$55.45	$61.02	24.5%	24.7%

The following table presents 2010 market returns for both Common and Preferred shareholders:

	Common Stock	Preferred Stock
Change in Market Value:
NYSE Closing Price — 12/31/2010	$53.20	$34.53
NYSE Closing Price — 12/31/2009	43.04	33.13
Net change in 2010	$10.16	$1.40
Distributions in 2010	2.40	2.40
Total return — Amount	$12.56	$3.80
Total return — Percent	29.2%	11.5%

Common shareholders who participated in the Company's Automatic Reinvestment Plan experienced a positive return of 30.0% during 2010. On a long-term basis, those shareholders who participated in the Automatic Reinvestment Plan during each of the 34 years since its inception experienced a positive annual compound rate of return of 14.9%.

Commentary

"Conditions Improving, but Avalanche Warning Ahead"

Hoping not to bore our readers by repeating the same subject covered in each shareholder letter of the last two years, we ask for indulgence. The major issue affecting global markets continues to be the amount of debt outstanding worldwide. Governments and consumers in many of the world's developed countries are under the microscope as lenders question whether these borrowers will be able to make interest and principal payments on their loans. We expect these concerns to remain for some time to come.

Before delving into that subject, we should note that various measures of broad economic activity around the world are steadily improving. While still below activity levels in 2008, the data suggest an improving trend. U.S. industrial production during the second half of 2010 rose at an annualized rate of more than 5%. Though moderating from the rapid increases seen at the start of the recovery, improvement in the manufacturing sector appears likely to continue into 2011. Another way to see this progress is the steady increase in the capacity utilization rate of U.S. manufacturers. At year end that rate reached its highest point since October 2008. By far our favorite indicator of the economy's current health is rail car loadings which rose 7% in 2010 compared to 2009. Because the rail industry transports everything from raw materials to finished goods, comparing its activity to prior periods provides a good perspective on the economy's strength. Finally, the International Monetary Fund (IMF) recently updated its World Economic Outlook by raising the 2011 global output forecast by 0.25% to 4.5%. The increase is based on stronger worldwide activity and the extension of U.S. tax rates. We must admit, however, that we view such a pronouncement from the IMF as more of a lagging indicator rather than a helpful predictor about the year ahead.

These positive economic trends have been accompanied by continued strength in U.S. corporate earnings. Through technology and old fashioned doing more with less, companies are showing impressive productivity. Cuts to labor and physical plant costs in 2009-10 have caused profits in recent quarters to improve at a faster rate than sales. Effectively, each additional dollar of sales has been dropping a larger amount to the bottom line than expected. Leaving aside the contribution from the Federal Reserve's (Fed) purchases of Treasuries, the upward move in the markets since the summer of 2010 was buttressed by the stronger corporate earnings and economic recovery.

How Long Will It Last?

From our perspective, improved company margins should generally persist in 2011. Corporate purse strings have just started to loosen. When several more quarters of increased capital spending is finally combined with the hiring of new employees, costs could eventually reach a point that will likely cause margins to plateau or even decline. We are not at that point yet. The more important question is how long or to what extent the economy will continue to improve. Academic studies of recoveries suggest growth will be tepid (below pre-recessionary rates) over the next few years. We discussed those findings in great depth in prior letters.1 It is our fervent hope that the authors of those studies are wrong. Economic growth would by far be the best way to ameliorate the developed world's debt overhang. If we do not outgrow the problem, the other possible alternatives are far less desirable, but more likely. Sizable spending cuts coupled with tax increases are most likely to occur. Ultimately, higher inflation, a 'real'ly unwanted option would allow the repayment of future obligations with much less valuable dollars.

Back to the Debt

Returning to the issue of debt, the overhang continues to plague European governments and banks. While we ultimately expect Germany and the rest of Europe to take whatever actions necessary to save the European Union, the steps involved entail significant adjustments. A similar process awaits Japan. In the U.S., federal government debt continues to grow at an alarming rate fueled by the largest annual deficits (compared to the size of the economy) since World War II. The Congressional Budget Office (CBO) recently projected the fiscal 2011 deficit at $1.5 trillion or 9.8% of estimated GDP. Looking back at the last ten years of deficit history, there were two distinct periods. During 2001-2007, which included the bursting of the technology bubble, the deficit averaged $221 billion a year. During the recessionary period from 2008 to the estimate for 2011, the average jumped to almost $1.2 trillion or almost $1 trillion more annually than prior years. This pattern is quite evident in the chart below.

Compounding the urgency of the situation is the looming entitlement funding crunch also mentioned in prior letters. Briefly it can be summarized by noting the impact from higher funding requirements becomes a significant problem by 2025. Since that is seven congressional and three presidential elections (a political eternity) into the future, our elected leaders have chosen expediency and deferred any action on this crucial issue. In the meantime, the CBO estimates that without adjustments Medicare, Medicaid, the new health subsidies provided by the insurance exchanges and Social Security will grow "from roughly 10% of GDP in 2011 to about 16% over the next 25 years."2

With the rapid escalation of these program costs beginning in 2025, it means Congress has about a ten year window in which to reduce the deficits back toward the level of prior periods before confronting this even larger issue. Here is the CBO's conclusion on the subject:

Policymakers will have to substantially restrain the growth of spending, raise revenues significantly above their historical share of GDP, or pursue some combination of those two approaches. The longer the necessary adjustments are delayed, the greater will be the negative consequences of the mounting debt, the more uncertain individuals and businesses will be about future government policies, and the more drastic the ultimate policy changes will need to be.3

Excluding a natural or military disaster, we believe the continuation of the current level of deficits poses the greatest long term risk to the country. The pace and scope of response by Congress will determine how this issue impacts our investments.

1  Readers interested in the details can find the March 2010, June 2010 and September 2010 letters at http://www.fpafunds.com/sourcecapitalfund_historical_index.asp.

2  N.B. That is a 60% increase in spending on these programs when compared to the economy.
CBO, Summary:The Budget and Economic Outlook: Fiscal Years 2011 to 2021, p. 5.

3  CBO, The Budget and Economic Outlook: Fiscal Years 2011 to 2021, p. 26.
http://www.cbo.gov/ftpdocs/120xx/doc12039/01-26_FY2011Outlookpdf.

What It Means for the Portfolio

One clear consequence of continued elevated deficits is a likely weakening of the dollar. Investor concerns about Fed policy also contribute to a potential dollar decline. As discussed in previous letters, we have been increasingly focused on owning companies with strong global franchises. Currently, about 40% of total portfolio sales come from outside the U.S. We believe this will allow our investors to benefit as earnings from non-U.S. dollar operations are "translated" back into dollars. For future investments, international sales diversity should become an ever more important criterion. Beyond the currency hedge, conducting business in multiple geographies can insulate against political risk and offer greater reinvestment opportunities. Finally, if Congress fails to take timely action on the deficit, we will consider more substantial actions to protect our investors.

Performance

For the fourth quarter Source was up 16%, a performance somewhat ahead of its benchmark Russell 2500 (Russell + 15%) but well in advance of the broader market (S&P + 11%).

Stock performance for the quarter was led by economically sensitive industrial companies. WABCO, a manufacturer of heavy truck components was a standout, (+45%). Other big gainers included Signet (+37%), FMC Technologies (+30%), Maxim (+28%) and Graco (+24%).

There were no down stocks of note. Companies that were up less than the market include Knight (+2%), Heartland (+8%), Lincare (+7%), and Noble (+6%).

For the full year, Source was up 26%, similar to the Russell 2500 (+27%), and far ahead of the broad market (S&P +15%).

Individual stock performance for the year was similar to the fourth quarter alone. Cyclical companies did the best. WABCO (+136%), Actuant (+44%), Graco (+38%), Zebra (+34%), and Franklin Electric (+34%) were noteworthy. Retailers were also standouts. Signet (+62%), O'Reilly (+58%), and CarMax (+31%) were all big contributors. Notable underperformers were primarily in health care—VCA (-7%) and Life Tech, Bio-Rad, and Lincare all up 6-8%. In addition, Noble (-12%) was hurt by the Gulf of Mexico blowout.

The table below shows performance for both Source and the benchmark Russell 2500 as well as better known large-cap indexes. Returns for both recent and longer periods have been very strong.

	Fourth Quarter	1 Year	3 Years*	5 Years*	10 Years*
Source	16.2%	26.0%	3.3%	4.0%	9.7%
Russell 2500	14.9%	26.7%	2.5%	4.9%	7.0%
S&P 500	10.8%	15.1%	(2.9)%	2.3%	1.4%
Nasdaq	12.3%	18.0%	1.0%	4.7%	1.4%

*  Annualized Returns

Company Discussion

We would like to take this opportunity to discuss a number of significant events affecting portfolio companies during the quarter.

Recent months have seen a significant amount of merger and acquisition activity in the business referred to as life science tools, companies which provide products and services supporting healthcare research.

The Source portfolio includes two companies which operate in this business segment, Bio-Rad and Life Technologies.

In August of 2010, Life Technologies announced its purchase of Ion Torrent, a leader in "next generation" gene sequencing, an exciting but dynamically changing market. The cost is as much as $700 million, depending on performance. We will discuss the transaction in greater detail later in the letter.

Bio-Rad has made no purchases or sales, though its cash and borrowing power would be able to finance an acquisition as large as $1.5 billion. Bio-Rad's acquisition record has been good, though it has never done a transaction of that size.

An example of the recent M&A activity in this industry is Thermo Fisher. The company announced the acquisition of Dionex in mid-December. Dionex is the market leader in ion chromatography as well as rapid grower in high performance liquid chromatography. Both are techniques for separating and identifying complex molecules in a chemical mixture. Thermo paid $2.1 billion, or about 15x cash flow, a very full price.

Another example occurred in December when it was widely reported that Beckman Coulter had put itself up for sale. Beckman makes instruments and supplies for diagnostic testing. A likely selling price would be about $6 billion, or about 7x cash flow, a valuation restrained by some "business issues" which Beckman has been working to correct.

More recently it has been reported that Thermo Fisher was planning to sell two operations providing laboratory services—Athena Diagnostics, a reference lab for neurological disorders and Lancaster Labs, a CRO supporting pre-clinical drug development. Estimated price—$1 billion.

In mid-January Life Technologies announced a $500 million stock repurchase plan, suggesting that their acquisition appetite is sated. We hope this is the case, as Life Tech's track record in acquisitions has been mixed.

The recent M&A activity indicates that Life Tech and Bio-Rad are trading at prices, about 8-9x cash flow, well below what a strategic buyer might be willing to pay in some future transaction. While not expecting an acquisition of either company, we believe that the current valuation of each is supported by these industry transactions.

Signet Jewelers, a retailer of jewelry in both the U.K. and the U.S. (Kay's, Jared chains), announced its sales for the crucially important holiday period. A 4% weather-driven decline in the U.K. stores was more than offset by a 12% gain in the U.S. for an overall company gain of 8% for the 9-week period. Gross margins were stronger than expected, and guidance for earnings and cash flow were increased. This was the continuation of a trend of strengthening sales all year. Signet's stock price was up by 62% in 2010, the second best performance in the portfolio.

Zale, Signet's largest mall store competitor in the U.S., announced an 11.5% increase in November sales, and a 7.4% increase in December sales, for an 8.5% total for the two month period. The gain was greater than expected though it is not known if Zale had to sacrifice merchandise margins to achieve its sales results.

In addition to everything else, Signet announced a successor for long-time leader Terry Burman who retired.

The CEO designate is Michael Barnes, previously the president of Fossil, a highly successful specialty retailer. We are optimistic that Signet's strong performance should continue unimpeded.

In November, Actuant announced the cash acquisition of Mastervolt, a Netherlands-based manufacturer of electrical products sold mainly in Europe. Most important are products supporting the solar photovoltaic market, especially inverters, which connect solar panels to the electrical grid and convert DC to AC.

The acquisition cost Actuant about $150 million for $110 million of revenue. Profitability was not disclosed.

After taking a couple of years off from acquisitions in order to buttress its balance sheet during the recession, Actuant told its shareholders that it would be back in the acquisition market in the current year. Buying Mastervolt appears to use up much of the available funds in one transaction. The allocation to the electrical segment is also concerning given that its returns have lagged the company averages in recent years. We will monitor the situation closely.

Copart, a manager of auctions for salvage and high mileage vehicles, and a portfolio position for several years, has announced a large share repurchase program—it will buy 12.2 million shares at $38 (an 8% premium) about $460 million in total, reducing shares outstanding by 15%.

As a market share leader in a high margin business, Copart has long generated cash flows well in excess of its operating needs. Uses of cash in recent years have included small domestic acquisitions, purchase of real estate previously leased, and several business acquisitions in the U.K., where Copart has quickly become the market leader. Despite these expenditures, Copart's cash balances have continued to grow. As a result, we are not overly concerned that the repurchase will threaten Copart's dominant market position, or an eventual expansion into Continental Europe.

Life Technologies last August announced the purchase of Ion Torrent, which has a leading technology position in genetic sequencing. The cost was $375 million up front, with an opportunity for Ion Torrent to earn an additional $350 million based on achieving certain milestones.

The acquisition strengthens Life Technologies' position in the "next generation" sequencing market, which offers the prospect of significantly reducing the capital and materials costs of analyzing genomes. A "personal genome analyzer" from Ion Torrent is expected to be priced at about $50,000 compared to over $500,000 for prior generation products. This would permit a huge expansion of its use in personalized medicine, as well as non-diagnostic markets.

Ion Torrent's founder, Jonathan Rothberg, has a strong track record in sequencing, having founded several companies in the field. He will continue to run the business, but with a greatly expanded research staff.

Several quarters ago we discussed a large acquisition by Noble Corp.—the purchase of Frontier Drilling—and the simultaneous 10-year contracts signed with Shell on two ultra deepwater drill ships. In total this represented a prospective $3.7 billion outlay for eight drill ships and semis, almost all with advanced deepwater capabilities.

Noble was in the news again, in December enhancing its jackup fleet. The company announced an order to build two high-spec jackups at the Jurong Shipyard in Singapore. The price will be $220 million each, with an option to construct four additional units at a combined cost of $1.3 billion.

There has been increasing industry interest in higher—specification jack ups, especially those able to drill to great depths in relatively shallow water, often in harsh environments. The Noble order certainly meets this test. These are high-spec jackups of advanced design, capable of drilling wells to 30,000 feet in up to 400 feet of water. They are high horsepower with 2.5 million pounds of hook load capacity and a high-capacity mud circulating system.

Leasing demand has been strong for higher-spec units like these, while it continues to languish for older units with only average capabilities. Although there have been several other recent orders for high-spec jackups, notably by Seadrill, a large Norwegian contractor, we believe it is still very early in the order cycle and that the Noble vessels will be in much demand when they start to be delivered in 2012.

Noble was back in the news yet again in mid January, announcing a contract with Hyundai Heavy Industries for the construction of two ultra-deepwater drill ships at a cost of $600 million each. The contract includes an option for an additional two drill ships at a similar price, or $2.4 billion for all four vessels.

One of the ships will be assigned to Royal Dutch Shell under a recently announced Letter of Intent. Shell will pay Noble about $440,000 a day for the five and a half year life of the contract, an estimated after-tax return to Noble of 10-15%.

Total expenditures for the fleet expansions described above will be $7.4 billion, including exercise of all options. Though a substantial sum, Noble should be able to fund this out of its available cash flow over the next five years.

In the past, reader feedback to shareholder letters came in written form or over the telephone. While those methods are still welcome, we are now pleased to also receive comments at the email address, source@firstpacad.com.

Respectfully submitted,

Eric S. Ende

President and
Chief Investment Officer

February 7, 2011

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Nasdaq Composite Index is a market capitalization index comprised of over 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

December 31, 2010
(Unaudited)

Common Stocks		91.1%
Producer Durable Goods	22.6%
Retailing	16.7%
Business Services & Supplies	15.5%
Healthcare	14.2%
Energy	7.9%
Transportation	5.8%
Technology	4.4%
Entertainment	4.0%
Preferred Stocks		0.9%
Convertible Bonds and Debentures		0.9%
Non-Convertible Bonds and Debentures		2.7%
Short-Term Investments		4.5%
Other Assets and Liabilities, Net		(0.1)%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Quarter Ended December 31, 2010
(Unaudited)

	Shares or Face Amount	Ownership at December 31, 2010
NET PURCHASES
Non-Convertible Security
W&T Offshore, Inc. — 8.25% 2014	$2,000,000	$3,000,000
NET SALES
Common Stocks
CarMax, Inc.	52,412 shs.	965,000 shs.
WABCO Holdings Inc.	60,000 shs.	485,000 shs.
Non-Convertible Securities
Invacare Corporation — 9.75% 2014	$3,000,000	—
Polypore International Inc. — 8.75% 2012	$2,000,000	—
Sinclair Broadcast Group, Inc. — 8% 2012	$1,721,000	—

FEDERAL INCOME TAX INFORMATION

(Unaudited)

Calendar 2010

CASH Dividends and Distributions:

Date Paid	Amount Paid Per Share	(1) Ordinary Income Dividends	(2) Long-Term Capital Gain Distributions
PREFERRED STOCK:
03/15/2010	$0.60	$0.60	—
06/15/2010	0.60	0.60	—
09/15/2010	0.60	0.60	—
12/15/2010	0.60	0.60	—
TOTAL	$2.40	$2.40	—
COMMON STOCK:
03/15/2010	$0.60	—	$0.60
06/15/2010	0.60	—	0.60
09/15/2010	0.60	—	0.60
12/15/2010	0.60	—	0.60
TOTAL	$2.40	—	$2.40

The amounts in column (1) are to be included as dividend income on your tax return, and 96.7% of this amount is Qualified Dividend Income that qualifies for the 5% and 15% capital gains rates.

In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions and qualify for the 5% and 15% capital gains rates.

A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2010 tax returns. For corporate shareholders, 96.7% of the amount in column (1) qualifies for the 70% corporate dividends received deduction. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 2010. Therefore, Common shareholders will not receive a Form 2439 for 2010.

Notice to Dividend Reinvestment Plan Participants:

The information above shows the cash distributions paid by Source Capital during 2010. When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

For the year ended December 31, 2010, none of the distributions paid was reinvested at a discount from the market price.

State Tax Information:

None of the amounts reported was derived from U.S. Treasury Securities.

Certain states have reduced tax rates for capital gains attributed to securities that meet certain holding periods. The following percentages should be applied to the amounts in column (2): 16.6% of these gains was derived from assets held from 1 to 2 years, 7.1% from 2 to 3 years, 0.2% from 5 to 6 years and 76.1% of these gains was derived from assets held more than 6 years.

PORTFOLIO OF INVESTMENTS

December 31, 2010

COMMON STOCKS	Shares or Face Amount	Value
PRODUCER DURABLE GOODS — 22.6%
Actuant Corporation (Class A)	400,000	$10,648,000
Franklin Electric Co., Inc.	285,900	11,127,228
Graco Inc.	501,300	19,776,285
HNI Corporation	627,933	19,591,510
IDEX Corporation	540,900	21,160,008
WABCO Holdings Inc.	485,000	29,551,050
Zebra Technologies Corporation (Class A)*	486,900	18,497,331
		$130,351,412
RETAILING — 16.7%
CarMax, Inc.*	965,000	$30,764,200
O'Reilly Automotive, Inc.*	600,000	36,252,000
Signet Jewelers Limited*	672,400	29,182,160
		$96,198,360
BUSINESS SERVICES & SUPPLIES — 15.5%
Aggreko plc	48,500	$1,121,494
Brady Corporation (Class A)	431,500	14,071,215
CLARCOR Inc.	320,000	13,724,800
Copart, Inc.*	435,000	16,247,250
Manpower Inc.	300,000	18,828,000
ScanSource, Inc.*	803,363	25,627,280
		$89,620,039
HEALTHCARE — 14.2%
Bio-Rad Laboratories, Inc. (Class A)*	187,200	$19,440,720
Life Technologies Corporation*	524,698	29,120,739
Lincare Holdings Inc.	720,000	19,317,600
Varian Medical Systems Inc.*	53,200	3,685,696
VCA Antech Inc.*	460,000	10,713,400
		$82,278,155
ENERGY — 7.9%
FMC Technologies, Inc.*	195,000	$17,337,450
Helix Energy Solutions Group, Inc.*	367,900	4,466,306
Noble Corporation	670,000	23,965,900
		$45,769,656
TRANSPORTATION — 5.8%
Heartland Express, Inc.	1,046,000	$16,756,920
Knight Transportation, Inc.	887,200	16,856,800
		$33,613,720
TECHNOLOGY — 4.4%
Maxim Integrated Products, Inc.	392,000	$9,259,040
Microchip Technology Incorporated	474,951	16,248,074
		$25,507,114
ENTERTAINMENT — 4.0%
Carnival Corporation (Class A)	499,900	$23,050,389
TOTAL COMMON STOCKS — 91.1% (Cost $338,794,123)		$526,388,845

See notes to financial statements.

PORTFOLIO OF INVESTMENTS

December 31, 2010

PREFERRED STOCKS — 0.9%	Shares or Face Amount	Value
REAL ESTATE INVESTMENT TRUST
CBL & Associates Properties, Inc.	100,000	$2,436,000
ProLogis (Series G)	120,000	2,752,800
TOTAL PREFERRED STOCK (Cost $5,726,454)		$5,188,800
CONVERTIBLE BONDS AND DEBENTURES — 0.9%
Diodes Inc. — 2.25% 2026	$2,000,000	$2,017,500
Transocean Inc. —1.5% 2037	3,000,000	2,955,000
TOTAL CONVERTIBLE BONDS AND DEBENTURES (Cost $3,648,125)		$4,972,500
NON-CONVERTIBLE BONDS AND DEBENTURES — 2.7%
Brown Shoe Company — 8.75% 2012	$3,000,000	$3,052,500
Deluxe Corporation — 5% 2012	2,000,000	2,021,860
Helix Energy Solutions — 9.5% 2016	2,000,000	2,064,080
Nova Chemicals — 6.5% 2012	1,970,000	2,038,339
PolyOne Corporation — 6.58% 2011	1,500,000	1,500,720
Rock-Tenn Co. — 9.25% 2016	2,000,000	2,186,060
W&T Offshore, Inc. — 8.25% 2014	3,000,000	2,908,140
TOTAL NON-COVERTIBLE BONDS AND DEBENTURES (Cost $14,832,025)		$15,771,699
TOTAL INVESTMENT SECURITIES — 95.6% (Cost $363,000,727)		$552,321,844
SHORT TERM INVESTMENTS — 4.5%
Short-term Corporate Notes:
General Electric Capital Corporation — 0.15% 01/03/11	$10,850,000	$10,849,910
Chevron Funding Corporation — 0.16% 01/05/11	15,000,000	14,999,733
TOTAL SHORT-TERM INVESTMENTS (Cost $25,849,643)		$25,849,643
TOTAL INVESTMENTS — 100.1% (Cost $388,850,370)		$578,171,487
Other assets and liabilities, net — (0.1)%		(636,872)
TOTAL NET ASSETS — 100.0%		$577,534,615

*  Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

	December 31, 2010
ASSETS
Investments at value:
Investment securites — at market value (cost $363,000,727) — Note A	$552,321,844
Short-term investments — at amortized cost (maturities 60 days or less) — Note A	25,849,643	$578,171,487
Cash		215
Receivable for:
Accrued interest	$281,798
Investment securities sold	179,430	461,228
		$578,632,930
LIABILITIES
Payable for:
Investment securities purchased	$537,093
Advisory fees	331,301
Accrued dividends — Preferred Stock	196,921
Accrued expenses	33,000	1,098,315
TOTAL NET ASSETS — December 31, 2010		$577,534,615
Assets applicable to Preferred Stock at a liquidation preference of $27.50 per share (asset coverage 1,066%) — Note C		$54,153,330
Net assets applicable to Common Stock — $60.47 per share		$523,381,285
SUMMARY OF SHAREHOLDERS' EQUITY
$2.40 Cumulative Preferred Stock — par value $3 per share; authorized 3,000,000 shares; outstanding 1,969,212 shares — Note C		$5,907,636
Common Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,655,240 shares — Note C		8,655,240
Additional Paid-in Capital		369,029,134
Undistributed net investment income		368,098
Undistributed net realized gains		4,253,390
Unrealized appreciation of investments		189,321,117
TOTAL NET ASSETS — December 31, 2010		$577,534,615

See notes to financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2010

INVESTMENT INCOME
Income
Dividends		$6,724,581
Interest		1,860,933
		$8,585,514
Expenses — Note A:
Advisory fees	$3,486,676
Transfer agent fees and expenses	346,104
Reports to shareholders	168,673
Directors' fees and expenses	157,568
Taxes, other than federal income tax	90,885
Legal and auditing fees	57,621
Custodian fees and expenses	47,850
Registration and filing fees	30,025
Insurance	15,769
Other expenses	21,530	4,422,701
Net investment income — Note A		$4,162,813
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities
(excluding short-term corporate notes with maturities 60 days or less)	$97,212,404
Cost of investment securities sold	73,233,943
Net realized gain on investments — Notes A and D		$23,978,461
Unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$104,471,664
Unrealized appreciation at end of year	189,321,117
Change in unrealized appreciation of investments		84,849,453
Net realized and unrealized gain on investments		$108,827,914
NET INCREASE IN TOTAL NET ASSETS RESULTING FROM OPERATIONS		$112,990,727

See notes to financial statements.

STATEMENT OF CHANGES IN TOTAL NET ASSETS

	For the year ended December 31,
	2010		2009
INCREASE IN TOTAL NET ASSETS
Operations:
Net investment income	$4,162,813		$2,159,299
Net realized gain on investments — Notes A and D	23,978,461		15,683,005
Change in unrealized appreciation of investments	84,849,453		140,516,517
Change in total net assets resulting from operations		$112,990,727		$158,358,821
Distributions to Preferred shareholders:
From net investment income	$(4,709,617)		$(1,317,326)
From net realized capital gains	(16,492)	(4,726,109)	(3,408,783)	(4,726,109)
Distributions to Common shareholders from net realized capital gains		(20,772,576)		(17,310,480)
Net change in net assets		$87,492,042		$136,322,232
TOTAL NET ASSETS
Beginning of year		490,042,573		353,720,341
End of year		$577,534,615		$490,042,573

See notes to financial statements.

Notice of Source of Distributions
(Unaudited)
(Common Stock Only)

Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Common shareholders with each distribution.

		Source of Distributions
Date Paid	Amount Paid Per Share	Net Investment Income	Net Realized Capital Gains
3/15/2010	$0.60	$—	$0.60
6/15/2010	0.60	—	0.60
9/15/2010	0.60	—	0.60
12/15/2010	0.60	—	0.60
	$2.40	$—	$2.40

See page 8 for federal income tax information.

FINANCIAL HIGHLIGHTS

Selected data for a share of Common Stock outstanding throughout each year

	Year ended December 31,
	2010	2009	2008	2007	2006
Common Stock:
Per share operating performance:
Net asset value at beginning of year	$50.36	$34.61	$64.75	$64.81	$66.79
Income from investment operations:
Net investment income	$0.48	$0.25	$0.49	$0.55	$0.44
Net realized and unrealized gain (loss) on investment securities	12.58	18.05	(26.58)	3.94	2.86
Total from investment operations	$13.06	$18.30	$(26.09)	$4.49	$3.30
Distributions to Preferred shareholders:
From net investment income	$(0.55)	$(0.15)	$(0.53)	$(0.55)	$(0.25)
From net realized capital gains	—	(0.40)	(0.02)	—	(0.31)
Distributions to Common shareholders:
From net investment income	—	—	—	(0.18)	—
From net realized capital gains	(2.40)	(2.00)	(3.50)	(3.82)	(4.74)
Total distributions	$(2.95)	$(2.55)	$(4.05)	$(4.55)	$(5.30)
Effect of shares issued for distributions reinvested by shareholders	—	—	—	—	$0.02
Net asset value at end of year	$60.47	$50.36	$34.61	$64.75	$64.81
Per share market value at end of year	$53.20	$43.04	$28.29	$60.08	$67.59
Total investment return(1)	30.0%	60.9%	(49.3)%	(5.5)%	(1.8)%
Net asset value total return(2)	26.0%	53.0%	(42.8)%	6.1%	4.3%
Ratios/supplemental data:
Net assets at end of year (in thousands)	$577,535	$490,043	$353,720	$614,585	$610,486
Ratios based on average net assets applicable to Common Stock:
Expenses(3)	0.98%	1.04%	0.97%	0.91%	0.90%
Net investment income(3)	0.92%	0.60%	0.95%	0.82%	0.67%
Portfolio turnover rate	12.59%	8.65%	19.43%	11.97%	13.36%
Preferred Stock:
Total shares outstanding(4)	1,969,212	1,969,212	1,969,212	1,969,212	1,969,212
Asset coverage per share(4)	$293.28	$248.85	$179.62	$312.10	$310.02
Involuntary liquidation preference per share	$27.50	$27.50	$27.50	$27.50	$27.50
Average market value per share(5)	$34.27	$31.05	$31.49	$32.55	$32.38

(1)  Based on market value per share, adjusted for reinvestment of distributions.

(2)  Based on net asset value per share, adjusted for reinvestment of distributions.

(3)  Does not reflect the effect of dividend payments to Preferred shareholders.
  These ratios based on total net assets are as follows:

	2010	2009	2008	2007	2006
Expenses	0.88%	0.91%	0.87%	0.83%	0.82%
Net investment income	0.82%	0.52%	0.84%	0.75%	0.61%

(4)  Information shown as of the end of the year.

(5)  The average of all month-end market values during each year.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1. SECURITIES VALUATION—The Company's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Company generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note F.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. OTHER—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis, and distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net investment income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B—Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Company may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the Company's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Company having to reinvest the proceeds in lower yielding securities. The value of the Company's investments may also decline in response to events affecting the issuer or its credit rating. Lower rated debt securities in which the Company may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

NOTE C—Capital Stock

The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the option of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more. Preferred asset coverage was 1,066% at December 31, 2010.

The Company did not issue any shares of Common Stock under its Dividend Reinvestment Plan for Common and Preferred shareholders during the year ended December 31, 2010.

NOTE D—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, LLC ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

For the year ended December 31, 2010, the Company paid aggregate fees of $155,500 to all Directors who are not affiliated persons of the Investment Adviser.

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

NOTE E—Federal Income Tax

No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. The Company intends to maintain this qualification and to distribute to shareholders each year all of its taxable net investment income and taxable net realized gain on investments in accordance with the minimum distribution requirements of the Code.

Dividends and distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at December 31, 2010, were as follows:

Undistributed ordinary income	$369,692
Undistributed net realized gains	$4,425,126

The tax status of dividends and distributions paid during the fiscal years ended December 31, 2010 and 2009, were as follows:

	2010	2009
Dividends from ordinary income:
Preferred	$4,726,109	$3,599,888
Distributions from Long-term capital gains:
Preferred	—	$1,126,221
Common	$20,772,576	$17,310,480

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $60,656,069 during the year ended December 31, 2010. Realized gains and losses are based on the specific identification method.

The cost of securities was $363,174,057 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2010, for federal income tax purposes was $192,167,512 and $3,019,725, respectively, resulting in net unrealized appreciation of $189,147,787. As of and during the year ended December 31, 2010, the Company did not have any liability for unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Company did not incur any interest or penalties. The Company is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2006 or by state tax authorities for years ended on or before December 31, 2005.

During the year ended December 31, 2010, the Company reclassified $15,315 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting relating to differences in the methods used to amortize market discount.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was enacted. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies ("RICs") since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows: new capital losses may now be carried forward indefinitely, and retain the character of the original loss; several provisions are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests; and, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.

NOTE F—Disclosure of Fair Value Measurements

The Company uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, and relationships observed in the markets among comparable securities. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Company classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Company's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Company's investments as of December 31, 2010:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$526,388,845	—	—	$526,388,845
Preferred Stocks	5,188,800	—	—	5,188,800
Convertible Bonds & Debentures	—	$4,972,500	—	4,972,500
Non-Convertible Bonds & Debentures	—	15,771,699	—	15,771,699
Short-Term Investments	—	25,849,643	—	25,849,643
Total Investments	$531,577,645	$46,593,842	—	$578,171,487

Note G—Subsequent Events

As of February 11, 2011, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF SOURCE CAPITAL, INC.

We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Company"), including the portfolio of investments, as of December 31, 2010, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc., as of December 31, 2010, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 11, 2011

DIRECTORS AND OFFICERS

Name, Age & Address	Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Willard H. Altman, Jr. - (75)*	Director	Term: 1 Year Time Served: 12 Years	Retired. Formerly, until 1995, Partner of Ernst & Young LLP a public accounting firm.	6

Thomas P. Merrick - (73)*	Director	Term: 1 Year Time Served: 4 Years	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	6

Patrick B. Purcell - (67)*	Director	Term: 1 Year Time Served: < 1 Year	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	4	The Ocean Conservancy and the Motion Picture and Television Fund

David Rees - (87)*	Director	Term: 1 Year Time Served: 42 Years	Private investor. Formerly President and Chief Executive Officer of the International Institute of Los Angeles. Formerly, until 1995, the Senior Editor of Los Angeles Business Journal.	1	International Institute of Los Angeles

Paul G. Schloemer - (82)*	Director	Term: 1 Year Time Served: 11 Years	Retired President and Chief Executive Officer (1984-1993) of Parker Hannifin Corporation.	1

Eric S. Ende - (66)	Director President & Chief Investment Officer	Term: 1 Year Time Served: 26 Years	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist - (57)	Executive Vice President and Portfolio Manager	Time Served: 14 Years	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood - (50)	Treasurer	Time Served: 14 Years	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki - (56)	Secretary	Time Served: 28 Years	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas - (53)	Chief Compliance Officer	Time Served: 16 Years	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler III - (43)	Assistant Treasurer	Time Served: 5 Years	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

Each of the above individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064.

* Audit committee member

Messrs. Altman, Merrick, and Purcell serve as members of the audit committee of certain investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2010, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2009, was submitted to the NYSE on May 5, 2010. The Company's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Company's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Additional information about the Company is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
(800) 279-1241 or (201) 329-8660
http://melloninvestor.com/isd

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR  Common Stock
SOR+  Preferred Stock

DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common and Preferred Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). Mellon Bank, N.A. ("Agent") c/o BNY Mellon Shareowner Services, Investment Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938, acts as Agent for participants under the Plan.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200

Los Angeles, California 90064-1550

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s senior executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr., a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                    Principal Accountant Fees and Services.

	2009	2010
(a) Audit Fees	$36,700	$36,700
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$7,150	$7,150
(d) All Other Fees	-0-	-0-

(e)(1)      Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)      Disclose the percentage of services described in each of paragraphs (b) — (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)          Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of all the independent directors of the registrant.  The members of the audit committee are: Willard H. Altman, Jr., Thomas P. Merrick, Patrick B. Purcell, David Rees and Paul G. Schloemer.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

POLICY

First Pacific Advisors, LLC (“Adviser”) acts as discretionary investment adviser for various clients, including SEC-registered closed-end and open-end investment companies (“RIC clients”) and separately managed accounts (including those governed under the laws and provisions of ERISA) (collectively referred to as client or clients).  The Adviser is authorized to vote proxies on behalf of its clients, unless a client specifically retains or delegates this authority to another party, in writing.  The Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies for clients, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  The Adviser will act in a prudent and diligent manner intended to enhance the value of the assets of the client’s account.

PURPOSE

The purpose of these Policies and Procedures is to enable the Adviser to comply with its fiduciary responsibilities to clients and the requirements under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the Investment Company Act of 1940, as amended (“1940 Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

PROCEDURES

The Adviser is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although many proxy proposals can be voted in accordance with the Adviser’s guidelines (see “Guidelines” below), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser make an exception to the Guidelines.

CONFLICTS OF INTEREST

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, the Adviser will resolve such a conflict in the manner described below:

Vote in Accordance with the Guidelines.  To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

Obtain Consent of Clients.  To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, the Adviser will abstain from voting the securities held by that client’s account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflicts of interest so identified by the Adviser will be addressed as above.  Matters to be reviewed include: (i) whether the issuer of the portfolio security to be voted, or an affiliate or employee group of the issuer, is a client of the Adviser; (ii) whether the Adviser has made or is actively considering a business proposal to provide services to the issuer or an affiliate or employee group of the issuer; (iii) whether the Adviser has any other material business relationship with the issuer or an affiliate of the issuer; (iv) whether an officer or director of the Adviser or the portfolio manager responsible for recommending the proxy vote is a close relative or has a personal or business relationship with an executive, director or director candidate of the issuer or is a participant in a proxy contest; and (v) whether there is any other business or personal relationship where the portfolio manager has a personal interest in the outcome of the matter to be voted upon.

LIMITATIONS

In certain circumstances where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received.  The following are some, but not all, circumstances where the Adviser will limit its role in voting proxies:

Client Maintains Proxy Voting Authority.  Where the client has instructed the Adviser in writing, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by the Adviser, it will promptly be forwarded to the client or a specified third party.

Terminated Account.  Once a client account has been terminated with the Adviser in accordance with the investment advisory agreement, the Adviser may refrain from voting any proxies received after the termination.  However, the client may specify in writing who the proxies shall be forwarded to.

Securities No Longer Held.  The Adviser may refrain from voting proxies received for securities which are no longer held by the client’s account.

Securities Lending Programs.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where the Adviser determines that a proxy vote is materially important to the client’s account, the Adviser may recall the security for purposes of voting.

PROCEDURES FOR VOTING

Proxies and annual or other reports received by the Adviser for issuers in clients’ accounts under management are promptly forwarded to the appropriate portfolio manager, who votes the proxy and returns it to the operations department to process the votes.

When voting telephonically.  The telephone number on the proxy is called and voted, verification of the vote is made after all proposals have been voted, the date of the telephone call is noted on the proxy and filed in the account’s file.  Note of the date of the telephone call is also made on the cross-reference report and filed alphabetically in a binder by issuer.

When voting manually.  Sign and date after manually checking each proposal being voted and send through the regular postal service.  A copy of the proxy is filed in the account’s file.

Note of the date of mailing is also made on the cross reference report and filed alphabetically in a binder by issuer.

When voting electronically.  Go online and vote each proxy as designated.  A confirmation is then returned through e-mail.  These confirmations are printed and are then filed with the proxy in the account’s file.  Note of the date of voting is also made on the cross reference report and filed alphabetically in a binder by issuer.

If there is a disagreement as to how a proxy is to be voted, it is the responsibility of the portfolio managers of the Adviser to discuss and substantiate their voting.  See Guidelines below for further explanation of standard voting procedures.

RECORD KEEPING

In accordance with the Rules under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rules the following information:

1.     these proxy voting policies and procedures, and all amendments thereto;

2.     all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records);

3.     a record of all votes cast on behalf of clients;

4.     records of all client requests for proxy voting information;

5.     any documents prepared by the Adviser that were material in making a decision and/or used as the basis for the decision; and

6.     all records relating to requests made to clients regarding conflicts of interest in voting the proxy.  These requests will be kept in the client proxy file.

The Adviser will disclose its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser.  The Adviser will prepare all the information required to be filed by its RIC clients on Form N-PX with the Securities and Exchange Commission.

GUIDELINES

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting proposals contained the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:		Oppose

	1.	Proposals to stagger board members’ terms;
	2.	Proposals to limit the ability of shareholders to call special meetings;

	3.	Proposals to require super majority votes;
	4.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
	5.	Proposals regarding “fair price” provisions;
	6.	Proposals regarding “poison pill” provisions; and
	7.	Permitting “green mail.”

2.	Providing cumulative voting rights		Oppose

3.	“Social issues,” unless specific client guidelines supersede		Oppose

4.	Election of directors recommended by management, except if there is a proxy fight		Approve

5.	Election of independent auditors recommended by management, unless seeking to replace if there exists a dispute over policies		Approve

6.	Date and place of annual meeting		Approve

7.	Limitation on charitable contributions or fees paid to lawyers		Approve

8.	Ratification of directors’ actions on routine matters since previous annual meeting		Approve

9.	Confidential voting		Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises

10.	Limiting directors’ liability		Approve

11.	Eliminate preemptive right		Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict managements’ ability to raise new capital

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Pay director solely in stocks	Case-by-case

15.	Eliminate director mandatory retirement policy	Case-by-case

16.	Rotate annual meeting location/date	Case-by-case

17.	Option and stock grants to management and directors	Case-by-case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested	Case-by-case

19.	Sale of assets, divisions, product rights, etc.	Case-by-case

20.	Other business that may arise at the annual meeting	Case-by-case

21.	Other issues not included on this list	Case-by-case

NOTICE TO CLIENTS OF FIRST PACIFIC ADVISORS, LLC

REGARDING PROXY VOTING POLICIES AND PROCEDURES

Unless specifically noted otherwise in writing by the Client, First Pacific Advisors, LLC (“Adviser”) retains all authority and responsibility to vote proxies for any stocks held in Accounts under its management.

In accordance with Rule 207.206(4)-6 of the Advisers Act of 1940 with respect to proxy voting procedures of the Adviser, we are hereby notifying you of your right to obtain information about our proxy voting policy and procedures, including how we vote shares held in your Account.  If at any time you would like information on our proxy voting policy and procedures, you may send a request in writing to J. Richard Atwood, Chief Operating Officer, First Pacific Advisors, LLC, 11400 West Olympic Boulevard, Suite 1200, Los Angeles, CA 90064, or fax your request to (310) 996-5450, or by e-mail to atwood@firstpacad.com

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)      Eric S. Ende and Steven R. Geist are primarily responsible for the day-to-day management of the registrant.

Mr. Ende has been the President, Chief Investment Officer and Director of the registrant for more than the past five years and Partner of the Adviser since October 2006.  Mr. Ende also serves as Director, President and Portfolio Manager of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc., and as Vice President of FPA Capital Fund, Inc., FPA New Income, Inc. and FPA Funds Trust’s FPA Crescent Fund for more than the past five years. Mr. Ende served as Senior Vice President of First Pacific Advisors, Inc. from December 1994 to September 2006.

Mr. Geist has been the Executive Vice President and Portfolio Manager of the registrant since November 2006, and Partner of the Adviser since October 2006.  Mr. Geist also serves as Executive Vice President and Portfolio Manager of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc. for more than the past five years. Mr. Geist served as Senior Vice President and Fixed-Income Manager of the registrant from November 1999 to November 2006, and Vice President of the First Pacific Advisors, Inc. from December 1994 to September 2006.

FPA Capital Fund, Inc., FPA Funds Trust’s FPA Crescent Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. are registered investment companies managed by the Adviser.

(a)(2)      The Portfolio Managers, Eric S. Ende and Steven R. Geist, are also responsible for the day-to-day management of two open-end investment companies and three other accounts, with total aggregate assets of $572 million at December 31, 2010. None of these accounts have an advisory fee based on the performance of the account. The Adviser does not believe any material conflicts of interest exist as a result of the Portfolio Managers managing the registrant and the other accounts noted above. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell identical securities for several clients managed by the Adviser. The Adviser may aggregate orders for its client accounts for the same security where concurrent decisions are made to purchase or to sell identical securities for several clients managed by the Adviser and such aggregation will generally result in more favorable net results for its clients. In these cases, the Adviser will allocate the securities or proceeds arising out of those transactions (and the related expenses) on an average price basis among the various participants. While the Adviser believes combining orders in this way will, over time, be advantageous to all participants, in particular cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by any one client. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

(a)(3)      Compensation of the Adviser’s Portfolio Managers is primarily through participation in the Adviser’s revenues and profits. The participation in revenues and profits is primarily based on the revenues received on the assets managed by those Portfolio Managers, including the Fund’s assets, and partly based on the overall profitability of the Adviser. This participation has both fixed and variable components. The variable participation is based upon the Adviser’s assessment of the Portfolio Managers’ performance in a number of key areas including product management and business development, succession planning and team building, identity, and long term performance. In addition, the Adviser further provides for a discretionary bonus that can be allocated to any member of the firm, including Portfolio Managers who are equity owners, in order to recognize outstanding achievements in any given year. In addition, for Portfolio Managers who are equity owners of the Adviser, the value of their ownership interest is dependent upon their ability to effectively manage their business over the long term. The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

(a)(4)      The dollar value of shares of Common Stock of the registrant owned at December 31, 2010 by Mr. Ende was between $100,001 and $500,000 and by Mr. Geist was between $10,001 and $50,000.

(b)           Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)      Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

(a)(2)      Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)      Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: February 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: February 16, 2011

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: February 16, 2011